                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 21, 2001
                                                -------------------------------


                                DoubleClick Inc.
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               (Exact name of registrant as specified in charter)



         Delaware                    000-23709                 13-3870996
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(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)               File Number)            Identification No.)




450 West 33rd Street, New York, New York                         10001
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code           (212) 683-0001
                                                   -----------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)



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ITEM 5   OTHER EVENTS

         On March 21, 2001, DoubleClick Inc. issued a press release announcing strategic changes to its global media business.

         A copy of the press release with respect to this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS

   Exhibit Number
   --------------
        99.1              Press Release dated March 21, 2001.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DOUBLECLICK INC.
                                   ---------------------------
                                   (Registrant)

Date: March 21, 2001
                                   By:  /s/ Elizabeth Wang
                                      ------------------------
                                      Name:  Elizabeth Wang
                                      Title:  Vice President and General Counsel



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                                  Exhibit Index

         Exhibit
         -------
           99.1     Press Release dated March 21, 2001.